

STRONG
STEADY
FORWARD

MTS

MTS SYSTEMS CORPORATION 2006 ANNUAL REPORT TO SHAREOWNERS

MTS Worldwide Offices



NORTH AMERICA
Eden Prairie, MN - 40 years
Toronto, Canada - 25 years
Cary, NC - 17 years
Oak Ridge, TN - 9 years

EUROPE
Berlin, Germany - 34 years
Paris, France - 31 years
Gloucester, UK - 26 years
Turin, Italy - 23 years
Gothenburg, Sweden - 16 years
Luedenscheid, Germany - 15 years

ASIA
Tokyo, Japan - 34 years
Beijing, China - 18 years
Shanghai, China - 18 years
Hong Kong, China - 17 years
Seoul, Korea - 14 years






MTS is a market-driven technology company providing hardware, software and services to researchers, engineers and manufacturers worldwide. We help customers design, develop and produce high-quality products with greater speed and lower cost.

Over the last 40 years, MTS has established itself as a STRONG, leading global provider of testing and sensing solutions.

Today, as markets undergo continual change, our company is adapting accordingly. We are in the midst of a STEADY, strategic transformation into a business that identifies real needs in the marketplace first, then applies its unmatched engineering expertise toward developing practical, innovative solutions.

MTS confidently looks FORWARD, equipped with the focus, domain expertise and market presence required to deliver for customers and shareowners well into the future.



Financial Highlights

(Expressed in thousands, except per share and percent data)	2005	2006
Revenue	$ 374,377	**$ 396,785**
Net income	$ 37,058	**$ 39,323**
Earnings per share, diluted	$ 1.81	**$ 2.04**
Cash provided by operating activities	$ 56,408	**$ 38,229**
Return on sales	9.9%	**9.9%**
Return on equity	21.6%	**20.9%**
Dividends per share	$ 0.34	**$ 0.41**
Weighted average shares outstanding, diluted	20,509	**19,229**
Orders	$ 404,377	**$ 376,895**
Backlog of orders at year-end	$ 219,680	**$ 191,819**



$400M
300
200
100
0
$400M
300
200
100
0
02 03 04 05 06
Orders
Backlog
$400M
375
350
325
300
$40M
30
20
10
0
02 03 04 05 06
Revenue
Net Income
$2.00
1.50
1.00
.50
0
20%
15
10
5
0
02 03 04 05 06
Diluted EPS
Return on Equity
$50M
40
30
20
10
$200M
150
100
50
0
02 03 04 05 06
Debt
Cash(1)

(1) *Cash, cash equivalents and short-term investments.*

To Our Shareowners



Executive Management
left to right:
Laura B. Hamilton
Senior Vice President
Test
Susan E. Knight
Vice President
Chief Financial Officer
Sidney W. Emery, Jr.
Chairman and
Chief Executive Officer
Kathleen M. Staby
Vice President
Human Resources
and Strategy
Joachim Hellwig
Vice President
Sensors

As MTS celebrates our 40th year as a public company, we are also celebrating another year of market leadership and solid financial performance...

We have leveraged our engineering heritage, solid reputation and brand recognition to meet customer needs around the globe. We have aligned priorities and resources to accomplish our strategic objectives and are seeing the results. We have expanded the breadth of our product, system, and service offerings, increased our ability to address emerging market opportunities, and funded technology projects to find solutions for emerging testing and sensing needs. We are proud that we have delivered another year of measurable accomplishments and believe our commitment to our shareowners is best characterized by three words — STRONG, STEADY, FORWARD.

STRONG Fiscal 2006 was another year of strong financial performance for MTS. Revenue increased 6 percent, to $397 million, as growth in core businesses offset approximately 3 percent negative currency impact from the strengthening of the U.S. dollar and a 2 percent reduction related to the noise and vibration

business that we exited in late 2005. This growth was approximately the same for both the Test and Industrial segments. Earnings per share improved by 13 percent, to $2.04, after absorbing a $0.17 impact of expensing stock compensation for the first time this year. On a comparable basis, earnings per share increased 22 percent.

While revenue and earnings for the year were strong, orders for the Company were down 7 percent, to $377 million. The Test segment experienced softness in orders that we did not anticipate. Although Test achieved double-digit orders growth in its standard product and service offerings, the volume of large custom orders declined. We continue to see a protracted customer buying cycle for large capital expenditures worldwide. The reasons for the Test order delays are as diverse as our customer base. At this point, it is difficult to anticipate when this might change. Our sales opportunity pipeline and quoting activity remain robust in both Test and Industrial. The Industrial segment delivered another year of impressive growth, with orders up 8 percent.

The Company generated $38 million of cash from operations, reduced debt by $8 million, purchased 1.8 million, or approximately 9 percent, of its outstanding stock for $65 million, and ended the year with a strong cash and short-term investments balance of $122 million.

MTS also made excellent progress in research and development this year. Expenditures increased 23 percent, to $18 million. Test successfully launched the first wear simulator for spinal applications and a high-frequency, multi-axial simulator system for large vehicle components. A concept demonstrator, aimed at helping customers in the ground vehicles market solve integration problems across mechanical and electrical systems, has received significant industry interest. The Industrial segment expanded its product offerings for mobile hydraulics applications and introduced a new sensor for the rapidly growing Chinese domestic plastic injection molding market. All these products extend the Company's position as the recognized market leader for mechanical test and ruggedized position sensing solutions in both developed and emerging markets worldwide.

STEADY In 2006, we continued our steadfast focus on being *the leading worldwide manufacturer of mechanical testing solutions and high-performance position sensors*. We have continuity in our strategy and the senior management team that is responsible for delivering it. In conjunction with increased R&D investment, we have accelerated spending in marketing and sales in both segments to capture market share. Test has built a stronger service business from innovative new aftermarket offerings accompanied by

STRONG STEADY FORWARD

Innovation and creativity result in prestigious awards

In high-tech industries, peer recognition represents one of the strongest metrics for validating business performance and community involvement. MTS received several prestigious industry and community awards during 2006.


Best in Show

MTS was one of only three companies awarded ***Best In Show*** from the Greater Twin Cities United Way for its innovative and creative ways to raise money during the 2005 United Way Campaign.

Market-driven engineering excellence

During 2006, we unveiled several innovations that directly address and successfully resolve critical customer challenges. Many of these innovations set new industry standards. All of them help customers perform with greater certainty, speed and efficiency.

By remaining focused on the needs of the marketplace and using those needs to drive our new engineering initiatives, we will continue to ensure that the solutions we develop are precisely the solutions our customers need most.

targeted marketing programs. In addition, we expanded market research and finalized aggressive plans to expand our presence in emerging geographic markets. These initiatives will fuel growth well into the future.

Industrial made steady progress by increasing its direct sales force in all three geographic regions and aligning new products with high-growth market opportunities. For the second year in a row, mobile hydraulics sensor revenue doubled, and the number of customer field trials continues to grow. We began the year opening an expanded sensor assembly facility in Japan and finished the year breaking ground to expand our German sensor assembly facility.

MTS customers can count on us to provide steady, reliable service and support. The Company's global footprint enables us to quickly be on site when our customers need us. Our application knowledge and dedication to helping solve our customers' problems position MTS as the preferred supplier to the industries we serve.

Again this year, the Company returned cash to shareowners in the form of both increased dividends and share purchases. Dividends were increased for the third consecutive year to an annualized rate of $0.44 per share, continuing our long-standing policy of paying out approximately 25 percent of earnings to shareowners. MTS' steady operating cash flow enables us to continue returning cash to shareowners while pursuing strategic acquisitions.

FORWARD

In 2006, we conducted an extensive assessment of the long-term growth prospects for the Company. Our conclusions validate that we are on the correct strategic path to capture many exciting growth opportunities and thus market share in our core markets. We're developing new products, expanding global presence and creating alternative business models to address changing customer needs.

In summary, the Company has a strong worldwide reputation for providing reliable solutions to its Test and Industrial customers. We enjoy leading market positions and are committed to continued market share growth. We have consistently demonstrated our ability to produce excellent financial results in cyclical markets and maintain a strong balance sheet while returning cash to shareowners. Most importantly, we have a talented, ethical, diverse and enthusiastic team of employees who truly enjoy solving customers' problems. We are a Company that has the foresight to evaluate future trends and associated market implications today so we'll be ready for the future when it comes. We plan to be the first to arrive.

Sidney W. Emery, Jr.
Chairman and
Chief Executive Officer




MTS



We received the *2006 Tekne Award* in the Established Technology Services category for the MTS Bionix Spine Wear Simulator. This award recognizes Minnesota companies that have demonstrated superior technological innovation and leadership.

Helping customers develop spinal implants with confidence

SITUATION: There was a marketplace need for fatigue testing of spinal implants in this fast-growing market. There was not a system available designed specifically for spinal applications.

MTS SOLUTION: Collaborating with a major medical device manufacturer, MTS developed and launched the Bionix® Spine Wear Simulator - the first testing system developed for spinal applications.

CUSTOMER BENEFITS: Developers can pursue their spinal implant approval, production and research initiatives with more accurate and repeatable data, confidence and less risk.

TEST

Integrated MTS test systems and services help customers optimize designs, improve productivity and speed development time by efficiently determining the physical behavior of materials, components, subsystems and prototypes. Our offerings range from standard tools for small suppliers to custom solutions for large manufacturers.

INDUSTRIES

Ground vehicles, aerospace, materials, biomedical and infrastructure (geomechanical, civil and seismic engineering).



$333 $343 $311
04 05 06
ORDERS
$ millions
$286 $313 $333
04 05 06
REVENUE
$ millions
$35 $45 $45
04 05 06
INCOME FROM
OPERATIONS
$ millions
12% 14% 14%
04 05 06
INCOME FROM
OPERATIONS
as percent of revenue

SEGMENT PROFILE







MTS
MODEL

INDUSTRIAL

MTS offers precise, rugged position and velocity sensors that help automate machines and machine tools by making them faster, safer and more efficient. Our exclusive technologies in magnetostrictive sensing lead the industry in accuracy and reliability.

INDUSTRIES

Metal and plastics manufacturing, mobile construction, agriculture, wood processing, aircraft assembly, medical products manufacturing.



$54 $61 $66
04 05 06
ORDERS
$ millions
$52 $61 $64
04 05 06
REVENUE
$ millions
$7 $8 $11
04 05 06
INCOME FROM
OPERATIONS
$ millions
13% 13% 17%
04 05 06
INCOME FROM
OPERATIONS
as percent of revenue

MARKET ADVANTAGES

- Advanced testing technology
- Breadth of offerings
- Global service & support
- Standard and custom solutions
- Unmatched experience & expertise

KEY CUSTOMERS

GROUND VEHICLES: American Axle, Audi, BMW, Bridgestone/Firestone, Daimler-Chrysler, Delphi, Ferrari, Ford, General Motors, Goodyear, Honda, Hyundai, Nissan, Renault, Toyota, TRW, Visteon, Volkswagon, Volvo

AEROSPACE: Airbus, Boeing, Cessna, Eclipse, Embraer, Japan Defense Agency, Lockheed Martin, ME Engines, Pratt & Whitney

INFRASTRUCTURE AND BIOMEDICAL: Boston Scientific, Japan National Research Institute, Lawrence Livermore National Laboratory, Medtronic, Sandia National Labs, State University of New York, Taiwan National Center of Research for Earthquake Engineering


Mini Bionix II


E-Defense



MARKET ADVANTAGES

- Exclusive technologies in magnetostriction
- Extensive application expertise
- Global service & support

KEY CUSTOMERS

ABB Inc., Bosch Rexroth, CNH - Case New Holland, DeMag Plastics Group, Eaton Hydraulics, Husky Injection Molding Systems Ltd, Krones Inc., Negri Bossi S.p.A., Nissei Plastics International Co. Ltd, Parker Hannifin Corporation, Sinopec Corporation (China Petroleum & Chemical Corporation), Stryker Corporation, Voith.



Moving mechatronics system development from test track to test lab

SITUATION: Automotive manufacturers are greatly increasing their use of electromechanical (mechatronic) systems, leading to the need for solutions to reduce the time and cost of development.

MTS SOLUTION: MTS engineered a test bench that successfully simulates driving conditions in real vehicles to permit laboratory assessment of mechatronic system performance previously conducted late in the development process on the proving ground.

CUSTOMER BENEFITS: By moving their mechatronics testing into a laboratory environment, vehicle dynamics engineers have an affordable, repeatable and highly efficient means of evaluating component and vehicle performance.



The MTS Sensors Division was one of four finalists for the *Electronics Company of the Year* awarded from the North Carolina Technology Association.

Making advanced sensing technology available for low-cost, high-volume applications

SITUATION: Manufacturers have been forced to use passive contact sensors for their high-volume, light industrial applications.

MTS SOLUTION: MTS designed Tempsonics® C-Series sensors, the market's smallest magnetostrictive sensors (an active, non-contact, no-wear technology). A proprietary process installs both the sensing element and electronics in a plastic housing measuring only 30mm x 12mm, manufactured at high volumes to remain cost-competitive with most contact sensors.

CUSTOMER BENEFITS: Customers requiring cost-effective and physically small sensors can now leverage all the advantages of magnetostrictive sensing.

STRONG STEADY FORWARD

Providing precise, repeatable testing to microelectronics component manufacturers

SITUATION: As data storage devices get smaller in size, manufacturers experience difficulty in characterizing these components' mechanical behaviors in an accurate and repeatable manner.

MTS SOLUTION: The MTS Nano Indenter® XP and a specialized testing method in TestWorks® were applied to the problem to accommodate the testing of data storage devices. The result was the measurement of elastic stiffness to submicron levels of accuracy.

CUSTOMER BENEFITS: Product developers now have unprecedented insight into how these devices are performing relative to their intended applications. This information enables manufacturers to introduce higher-quality assemblies to the market with less risk.

The MTS InSEM™ T250 test system won an R&D Magazine ***R&D 100 Award***, which recognizes outstanding achievements in new product development. The InSEM T250 enables precise characterization of materials and components using a scanning electron microscope.



Corporate Information

Board of Directors
Sidney W. Emery, Jr.
Chairman and
Chief Executive Officer
MTS Systems Corporation

Jean-Lou Chameau
President
California Institute of Technology

Merlin E. Dewing
Chairman and Founder
Dewing Financial Services, Inc.

Brendan C. Hegarty
Consultant
Former Chief Executive Officer
NanoMagnetics

Lois M. Martin
Senior Vice President and
Chief Financial Officer
Capella Education Company

Barb J. Samardzich
Vice President
Powertrain Operations
Ford Motor Company

Linda Hall Whitman
Vice President,
Business Development
United Health Group, Ovations

Notice of Annual Meeting
The annual meeting of shareowners will be held at 5:00 p.m. (Central Standard Time) on Tuesday, January 30, 2007, at the Company's headquarters in Eden Prairie, Minnesota. Shareowners who cannot attend the meeting are urged to exercise their right to vote by proxy via the mail, phone or internet.

Common Stock
MTS Systems Corporation's common stock publicly trades on the NASDAQ Global Select Market℠ under the symbol MTSC.

Executive Management
Sidney W. Emery, Jr.
Chairman and
Chief Executive Officer

Laura B. Hamilton
Senior Vice President
Test

Joachim Hellwig
Vice President
Sensors

Susan E. Knight
Vice President
Chief Financial Officer

Kathleen M. Staby
Vice President
Human Resources and Strategy

Corporate Officers
John R. Houston
Corporate Secretary
Partner, Robins, Kaplan,
Miller & Ciresi LLP

Paul T. Runice
Treasurer

Barbara J. Carpenter
Assistant Corporate Secretary

Investor Relations
Paul T. Runice
Treasurer
MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota
55344-2290
Telephone: 952-937-4003
Email: paul.runice@mts.com

Stock Transfer
Wells Fargo Shareowner Services
Phone: 800.401.1957
www.shareowneronline.com

Dividend Reinvestment Plan
Shareowners may invest MTS Systems dividends and purchase additional shares of MTS stock. Shareowners may obtain further details by calling Wells Fargo Shareowner Services at 800-468-9716.

Trademarks
MTS, MTS logo, Bionix, Flat-Trac, Nano Indenter, SWIFT, Temposonics, and Testworks are registered trademarks, and Aero90, AeroPro, AeroST, InSEM, and MAST are trademarks of MTS Systems Corporation.

Corporate Headquarters
MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota
55344-2290
Telephone: 952-937-4000
info@mts.com
www.mts.com

North American Subsidiaries
MTS Testing Systems (Canada) Ltd.

European Subsidiaries
MTS Automotive Sensors GmbH
MTS Holdings France, SARL
MTS Sensor Technologie GmbH and Co. KG
MTS Systems SAS
MTS Systems GmbH
MTS Systems Ltd.
MTS Systems Norden AB
MTS Systems srl

Asian Subsidiaries
MTS (Japan) Ltd.
MTS Korea, Inc.
MTS Sensors Technology K.K.
MTS Systems (China), Inc.
MTS Systems (Hong Kong), Inc.

MTS Systems Corporation
14000 Technology Drive
Eden Prairie, Minnesota 55344-2290
Telephone: 952-937-4000
info@mts.com
www.mts.com

100-174-735 PRINTED IN U.S.A. 1206